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                                         UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                     WASHINGTON, DC  20549


                                           FORM 8-K

                                        CURRENT REPORT
                            PURSUANT TO SECTION 13 OR 15 (d) OF THE
                                SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest event reported): December 23, 1997


                                    TRIARC COMPANIES, INC.
                      (Exact Name of Registrant as Specified in Charter)


         DELAWARE                    1-2207                    38-0471180
      (State or other              (Commission                 (IRS Employer
      jurisdiction of             File Number)              Identification No.)
      incorporation)


                               280 Park Avenue
                             New York, New York                  10017
                  (Address of Principal Executive Offices)    (Zip Code)


           Registrant's telephone number, including area code:  (212) 451-3000




                            -----------------------------
                         (Former Name or Former Address, if
                             Changed Since Last Report)




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        The  statements  in  this  Current  Report  on  Form  8-K  that  are not historical facts,  including,  most importantly,  those statements  preceded by,
followed  by,  or  that  include  the  words   "may,"   "believes,"   "expects,"
"anticipates," or the negation thereof, or similar expressions, constitute "forward-looking statements" that involve risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any outcomes expressed or implied by such forward-looking statements. For those statements, Triarc claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Art of 1995. Such factors include, but are not limited to, the following: success of operating initiatives; development and operating costs; advertising and promotional efforts; brand awareness; the existence or absence of adverse publicity; market acceptance of new product offerings; changing trends in consumer tastes; changes in business strategy or development plans; quality of management; availability, terms and deployment of capital; business abilities and judgment of personnel; availability of qualified personnel; labor and employee benefit costs; availability and cost of raw materials and supplies; changes in, or failure to comply with, government regulations; the costs and other effects of legal and administrative proceedings; pricing pressures resulting from competitive discounting; general economic, business and political conditions in the countries and territories where Triarc operates; the impact of such conditions on consumer spending; and other risks and uncertainties detailed in Triarc's other current and periodic filings with the Securities and Exchange Commission. Triarc will not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

        On December 23, 1997 Triarc completed the sale of all the outstanding capital stock of C.H. Patrick & Co., Inc. ("C.H. Patrick"), its dyes and specialty chemicals subsidiary, to The B.F. Goodrich Company for $72 million in cash, subject to certain post-closing adjustments.

        A copy of the Stock Purchase Agreement relating to the sale of C.H. Patrick was previously filed by the Registrant in its Current Report on Form 8-K filed December 10, 1997. A copy of the press release with respect to the closing of the transaction is being filed herewith.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (b)    Pro Forma Financial Information

               The pro forma financial information required pursuant to Article 11 of Regulation S-X is not being furnished herewith since it is impracticable for the Registrant to do so at the time this Report is filed. Such required pro forma financial information will be filed as soon as practicable and in no event later than 60 days after the date this Report must be filed.

        (c)    Exhibits

               99.1   Press Release dated December 23, 1997



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                                          SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   TRIARC COMPANIES, INC.




Date: December 24, 1997                      By:    Stuart I. Rosen
                                                    --------------------------
                                                    Stuart I. Rosen
                                                    Vice President
                                                    and Secretary




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                                            EXHIBIT

Exhibit
No.                     Description                          Page No.

99.1     Press release dated December 23, 1997





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